UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 3, 2024

Innovative Designs, Inc
(Exact name of registrant as specified in its charter)

Delaware	000-51791	03-0465528
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

124 Cherry Street, Pittsburgh, PA	15223
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 412.799.0305

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Item 4.01 Change in Registrant’s Certifying Accountant

On June 3, 2024, the Registrants’ CEO dismissed RW Group. LLC (“RW Group”) as the Registrant’s independent registered public accounting firm. RW Group served as the Registrant’s independent public accounting firm since 2021. The Registrants Board of Directors neither recommended nor approved the decision to change accountants

The audit reports of RW Group on the Registrant’s financial statements for the fiscal years ended October 31, 2022, and 2023, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle other than an explanatory paragraph regarding the Registrant’s ability to continue as a going concern.

During the Registrant’s fiscal years ended October 31, 2022 and 2023, and through. January 31, 2024, there was no disagreement(s) with RW Groupon any matter of accounting principles or practices, financial statement disclosure or procedure, which disagreement(s), if not resolved to the satisfaction of RW Group, would have caused it to make a reference to the subject matter of the disagreement(s) in connection with its report, nor were there any “reportable events”, as such term is described in Item304(a)(1)(v) of Regulation S-K promulgated under the Securities Act of 1934, as amended (the “1934 Act”).

The Registrant provided RW Group with a copy of this Form 8-K prior to filing with the U.S. Securities and Exchange Commission (“Commission”) and requested RW Group to furnish the Registrant with a letter addressed to the Commission stating whether it agrees with the above statements. A copy of RW Group’s letter, dated June 6, 2024, is attached as Exhibit 16.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit 16.1	Letter from RW Group. LLC
Exhibit 104	Cover Page Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: June 6, 2024	Innovative Designs, Inc.

	By:	/s/ Joseph Riccelli
Joseph Riccelli, Chief Executive Officer

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